SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                        FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  September 21, 1998
                                                     ------------------

                          ON STAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       0-92402                    88-0214292
-------------------------------   ----------------          --------------------
(State or other jurisdiction of   (Commission File            (I.R.S. Employer
      incorporation)                   Number)               Identification No.)


            4625 W. Nevso Drive
            Las Vegas, Nevada                                      89103
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

  Registrant's telephone number, including area code:  (702) 253-1333
                                                       --------------

                                (not applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

Reference is made to the Asset Purchase Agreement, dated as of September 21, 1998, by and among On Stage Entertainment, Inc., Casino Resource Corporation, Country Tonite Enterprises, Inc. and CRC of Branson, Inc., and to the Press Release, dated September 22, 1998, issued by On Stage Entertainment, Inc. attached as Exhibit 2.1 and Exhibit 99.1, respectively, which are incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

  (c) The following exhibits are filed with this report:

      2.1    Asset Purchase Agreement, dated as of September 21,
             1998, by and among On Stage Entertainment, Inc., Casino Resource Corporation, Country Tonite Enterprises, Inc. and CRC of Branson, Inc.

     99.1 Press Release, dated September 22, 1998, issued by On Stage Entertainment, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ON STAGE ENTERTAINMENT, INC.


                                   By: /s/ Kiran Sidhu
                                      -----------------------------------
                                      Kiran Sidhu
                                      Chief Financial Officer, Senior Vice
                                        President and Treasurer


                                   Dated: October 5, 1998

                                  Exhibit Index


                               Exhibit Description


2.1 Asset Purchase Agreement, dated as of September 21, 1998, by and among On Stage Entertainment, Inc., Casino Resource Corporation, Country Tonite Enterprises, Inc. and CRC of Branson, Inc.

99.1 Press Release, dated September 22, 1998, issued by On Stage Entertainment, Inc.